UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, the Board of Directors of Xtant Medical Holdings, Inc. (the “Company”) approved the appointment of Scott C. Neils as non-interim Chief Financial Officer, effective June 1, 2022.

Subsequent to such appointment, the Company and Scott Neils entered into an employment agreement, which will be effective as of June 1, 2022, pursuant to which Mr. Neils will serve as Chief Financial Officer, and in consideration thereof, will receive an annual base salary of $400,000 and a potential annual bonus of 50% of base salary, which bonus for the 2022 calendar year will be prorated based on his earned base salary. The employment agreement contains severance provisions which provide that in the event Mr. Neils’s employment is terminated by the Company without “cause” (as defined in the agreement), he will be entitled to receive a severance payment equal to 12 months base salary payable as salary continuation payments, a prorated bonus for the year of termination if earned pursuant to the terms of the bonus plan, and reimbursement of COBRA payments for 12 months, and in the event his employment is terminated by the Company within 12 months following a “change in control” or should he resign for “good reason” (as such terms are defined in the agreement) within that period, then his 12 months base salary will be paid to him in a lump-sum payment. To be eligible to receive these payments, Mr. Neils will be required to execute and not revoke a release of claims. The agreement also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions.

The foregoing summary description of the employment agreement with Mr. Neils does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement effective as of June 1, 2022 between Xtant Medical Holdings, Inc. and Scott Neils (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: May 2, 2022